UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2021

OMNIA WELLNESS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-211986	98-1291924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 18th Street

Suite 3000

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 325-3738

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into A Material Agreement.

On February 3, 2021, Omnia Wellness Inc. (the “Company”) entered into an Extension to Promissory Note (the “Extension”), effective as of January 31, 2021, with an existing lender (the “Lender”), which extended the maturity date of the loan with the Lender in the principal amount of $500,000 (the “Existing Loan”) to January 31, 2022. The Extension also provided that the Lender can demand a one-time early repayment of the Existing Loan at any time prior to the Maturity Date.

As consideration for the Extension, the Company agreed to issue to the Lender 20,000 shares of its common stock (the “Consideration Shares”).

The foregoing is a brief description of the terms of the Extension and is qualified in its entirety by reference to the full text of the Extension, the form of which is included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 8, 2021, the Company borrowed $140,000 (the “Loan”) from a new investor (the “Investor”) pursuant to a 20% Note due on May 31st, 2021, with an issue date of February 2, 2021 (the “Note”).

The Company intends to use the net proceeds from the Loan for the Company’s working capital and general corporate purposes.

The Note contains customary events of default, which, if uncured, entitle the Investor to accelerate the due date of the unpaid principal amount of the Note, and the outstanding balance shall increase to 120% of the outstanding balance immediately prior to the event of default.

Nickolay Kukekov, a director of the Company, has agreed to personally guarantee the payments of all amounts under the Note.

The foregoing is a brief description of the terms of the Note and is qualified in its entirety by reference to the full text of the Note, the form of which is included as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On February 9, 2021, the Company issued the Consideration Shares. Additionally, the Company issued on February 9, 2021 an additional 177,650 shares of common stock to an existing investor upon the conversion of such investor’s loan to the Company of approximately $320,000 in principal plus accrued interest. All of such shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as no general solicitation was used in the offer and sale of such securities.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Extension to Promissory Note
10.2	Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2021

OMNIA WELLNESS INC.

By:	/s/ Steve Howe
Name:	Steve Howe
Title:	Executive Chairman